SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Floating-Rate Income Plus Fund

Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Results of Special Shareholder Meeting

of Eaton Vance Floating-Rate Income Plus Fund (EFF) and Joint Special Shareholder Meeting of Eaton Vance Floating-Rate Income Trust (EFT), Eaton Vance New York Municipal Income Trust (EVY) and Eaton Vance Senior Floating-Rate Trust (EFR)

BOSTON, MA, March 4, 2021 — As previously announced, Morgan Stanley (NYSE: MS) completed the acquisition of Eaton Vance Corp. (the “Transaction”) on March 1, 2021. In connection with the Transaction, shareholders of the Eaton Vance closed-end funds were asked to approve new investment advisory agreements with Eaton Vance Management (“EVM”) and, where applicable, new investment sub-advisory agreements. The results of the special meetings of shareholders of certain Eaton Vance closed-end funds (the “Funds”) to consider the proposed new agreements are discussed below.

Eaton Vance Floating-Rate Income Plus Fund (NYSE: EFF) Shareholder Meeting Results. At a special meeting of shareholders held on February 26, 2021 (the “EFF Meeting”), EFF shareholders were asked to approve a new investment advisory agreement for the Fund. The EFF Meeting was adjourned to March 19, 2021 at 2:30 p.m. Eastern Time to allow more time for shareholders to vote. The January 15, 2021 record date for shareholders entitled to vote at the adjourned EFF Meeting remains unchanged (the “EFF record date”). EFF shareholders who have already voted do not need to take further action. Information about the adjourned meeting appears below.

Eaton Vance Floating-Rate Income Trust (NYSE: EFT), Eaton Vance New York Municipal Income Trust (NYSE American: EVY) and Eaton Vance Senior Floating-Rate Trust (NYSE: EFR) Joint Shareholder Meeting Results. At a joint special meeting of shareholders held on February 26, 2021 (the “Joint Fund Meeting” and, together with the EFF Meeting, the “Meetings”), EFT, EVY and EFR shareholders were asked to approve new investment advisory agreements for each Fund. The Joint Fund Meeting was adjourned to March 19, 2021 at 10:30 a.m. Eastern Time to allow more time for shareholders to vote. The October 29, 2020 record date for shareholders entitled to vote at the adjourned Joint Fund Meeting remains unchanged (the “Joint Fund Meeting record date” and, together with the EFF record date, the “record dates”). EFT, EVY and EFR shareholders who have already voted do not need to take further action. Information about the adjourned meeting appears below.

Interim Agreements. As previously disclosed, the Boards of Trustees of the Funds (the “Boards”) have approved interim investment advisory agreements with EVM (the “Interim Agreements”) taking effect upon the close of the Transaction. The Interim Agreements allow EVM to continue to manage the Funds for up to an additional 150 days to provide more time for further proxy solicitation and the Boards’ consideration of different options for the Funds. The terms of the Interim Agreement for each Fund are substantially identical to those of such Fund’s prior investment advisory agreement except for term and escrow provisions required by applicable law.

The Adjourned Meetings. If, as of the relevant record date, you were a Fund shareholder and have not yet voted, the Funds urge you to submit your vote in advance of the relevant adjourned Meeting by one of the methods described in the Funds’ proxy materials. The Funds’ proxy statements are available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

If, as of the relevant record date, you were a holder of record of a Fund’s shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the relevant adjourned Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the adjourned Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the adjourned Meetings must be received by AST by no later than 3:00 p.m. Eastern Time on March 18, 2021.

If, as of the relevant record date, you held a Fund’s shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the relevant adjourned Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the relevant adjourned Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, an adjourned Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the relevant adjourned Meeting. All requests to participate in and/or vote at the adjourned Meetings must be received by AST by no later than 3:00 p.m. Eastern Time on March 18, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the adjourned Meetings, and an AST representative will contact you to answer your questions.

The Funds' investment adviser is Eaton Vance Management. Eaton Vance Corp. was acquired by Morgan Stanley on March 1, 2021. Its Eaton Vance Management, Parametric, Atlanta Capital and Calvert investment affiliates are now part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. These investment managers offer a diversity of investment approaches, encompassing bottom-up fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of a Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. Each Fund is not a complete investment program and you may lose money investing therein. An investment in a Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully a Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of a Fund. Additional information about the Funds, including performance and portfolio characteristic information, is available at eatonvance.com.

Statements in this press release that are not historical facts may be forward-looking statements, as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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